Exhibit 99.1

For Immediate Release

Emerson to Accelerate Software Strategy to Capitalize on High Growth Industry

Verticals and Technology Segments in Transaction with AspenTech

Emerson to Receive 55% Stake of New AspenTech

AspenTech Shareholders to Receive Approximately $87 Per Share in Cash and 0.42 Shares of New AspenTech for each AspenTech Share, Providing Upside through 45% Stake

New AspenTech Expected to Drive Double-Digit Annual Spend Growth, Best-in-Class Profitability, Strong Free Cash Flow and Be Positioned to Pursue and Complete Strategic Transactions

Emerson Reaffirms Fiscal Year 2021 Underlying Sales Guidance of 5% to 6% and Adjusted EPS Guidance of $4.06 to $4.08

Companies to Host a Joint Conference Call Today at 8:30 AM ET

ST. LOUIS, Missouri and BEDFORD, Massachusetts – October 11, 2021 – Emerson (NYSE: EMR) and AspenTech (NASDAQ: AZPN) today announced that the companies have entered into a definitive agreement to contribute Emerson’s industrial software businesses – OSI Inc. and the Geological Simulation Software business – to AspenTech to create a diversified, high-performance industrial software leader with greater scale, capabilities and technologies (“new AspenTech”). Emerson will also contribute $6.0 billion in cash to new AspenTech, which will be received by AspenTech shareholders, in exchange for a 55% stake in new AspenTech. New AspenTech will offer a highly differentiated industrial software portfolio with the capabilities to support the entire lifecycle of complex operations across a wide range of industry verticals, including design and engineering, operations, maintenance and asset optimization.

Accelerating Emerson’s Industrial Software Strategy

The transaction accelerates Emerson’s software investment strategy as the company continues to build a higher growth, more diversified and sustainable portfolio, by creating an industrial software company with immediate scale and relevancy in a fast-paced and evolving market. The new company, which will retain the name AspenTech, enables Emerson to realize significant synergies and accelerate its software strategy to drive meaningful value creation. Majority ownership position in a highly valued, pure-play industrial software leader will give Emerson the platform and flexibility to strategically deploy capital for growth through continued investment and M&A. The transaction continues Emerson’s long history of delivering shareholder value. New AspenTech will be fully consolidated into Emerson financials and is expected to be accretive to adjusted EPS after year one.

Management Comments

“We saw an attractive opportunity to accelerate our software strategy to capitalize on the rapidly evolving industrial software landscape and advance Emerson’s high value portfolio journey,” said Lal Karsanbhai, President and Chief Executive Officer of Emerson. “Our customers are increasingly seeking partners to help realize stronger performance as they automate workflows in their facilities to optimize operations. New AspenTech will become an engine for both acquisition and organic growth.”

“Today’s announcement marks an exciting new era. This transaction enables us to advance our position as a premier, highly diversified industrial software leader poised for significant growth, strong financial performance and a vehicle to drive future software acquisitions, while providing immediate cash value to AspenTech shareholders,” said Antonio Pietri, President and Chief Executive Officer of AspenTech, who will lead new AspenTech. “The new AspenTech will benefit from a larger and more diversified market, which we will be able to serve with a comprehensive software portfolio, an expanded global sales channel and an even stronger balance sheet reinforced by Emerson. Additionally, this transaction expands our ability to support customers’ global sustainability ambitions.”

Emerson and AspenTech Creating a High-Performance Software Leader with Scale and Technology

Following completion of the transaction, new AspenTech will have a global footprint with strong go-to-market capabilities and more than 3,700 employees. On a pro forma basis, new AspenTech is expected to have FY22 annual revenues of $1.1 billion, adjusted EBITDA of approximately $490 million and achieve double-digit annual spend growth through 2026. New AspenTech will have a high growth, predictable business model with 86% of pro forma revenues from software and 14% of revenues from services.

The new AspenTech will be an attractive environment for highly sought-after software talent, offering career opportunities to innovate in a technology-driven culture.

Benefits of the transaction include:

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New AspenTech Portfolio Spans the Full Asset Lifecycle: The new AspenTech will provide differentiated offerings in Industrial AI and asset optimization with Emerson’s grid modernization technology, advanced distribution management systems and geological simulation software. With Emerson’s strong capabilities, new AspenTech will have an end-to-end software offering and be even better positioned to help customers improve their safety, reliability and production while reducing emissions.

•

Diversified End Markets with Blue-Chip Customer Base: With the additional capabilities of OSI Inc. and Geological Simulation Software, new AspenTech will expand into new, high growth markets. AspenTech recently announced a commitment to invest $35 million in life sciences and metals and mining that will help accelerate adoption of new AspenTech’s solutions. The addition of OSI Inc. will enable new AspenTech to develop its transmission and distribution offering to support power grid modernization and ensure grid reliability. This expanded software capability will build on Emerson’s global life sciences expertise comprised of 3,000 installed control systems, 30 locations and nearly 1,000 project engineering and consulting employees dedicated to active life sciences projects.

New AspenTech’s software is also scalable and adaptable to the emerging green energy markets and will be well-positioned to support blue-chip customers’ sustainability needs in current and new energy transition markets such as biofuels, hydrogen and carbon capture.

•

Significant Revenue and Cost Synergy Opportunities: Over time, new AspenTech is expected to drive significant revenue and synergy opportunities by transitioning OSI Inc. and the Geological Simulation Software business to a token and subscription-based business model, which AspenTech has successfully achieved for its existing portfolio. The token model enables customers to access a broader suite of software modules. The transaction will enhance the two companies’ existing commercial alliance and increase collaboration between Emerson and new AspenTech as they share technologies, drive innovation and develop new products through their nearly 1,400 software engineers.

New AspenTech expects to deliver multiple, specific revenue growth opportunities by leveraging Emerson’s $120 billion global installed base and its sales force of nearly 12,000 salespeople. Cost synergies are expected to be driven by scale efficiencies, including shared R&D and SG&A organizations, overhead and spend optimization. New AspenTech expects to achieve $110 million of total EBITDA synergies by year five, of which $40 million are from cost savings. Emerson also expects to benefit from the enhanced commercial alliance with new AspenTech, driving $45 million of EBITDA synergies.

•

Best-in-Class Financial Profile: New AspenTech will be a leading player in the industrial software market with scale and strong free cash flow generation to drive innovation and growth. On a pro forma basis, the company is expected to deliver double-digit revenue and free cash flow growth over the next five years. Over time, as new AspenTech delivers on its synergy opportunities and completes the business model transitions of the OSI Inc. and Geological Simulation Software businesses, it is expected to deliver a higher software and recurring revenue mix and stronger adjusted EBITDA and free cash flow margins.

•

Strong Platform for Future Acquisitions: Mergers and acquisitions will be a key pillar of new AspenTech’s go-forward strategy given the continued evolution and consolidation of the industrial software industry. With an expanded solution set, broader global footprint and larger installed base, new AspenTech will have access to a wider range of acquisition and investment targets across industries, products and geographies. With greater financial flexibility and the support of a well-capitalized Emerson, new AspenTech will have the scale and financial capacity to pursue and complete larger strategic transactions, quickly integrate targets and realize synergies.

Terms of the Transaction

Under the terms of the agreement, AspenTech shareholders will receive approximately $87 per share in cash and 0.42 shares of common stock of the new AspenTech, a newly formed company, for each share of AspenTech common stock they own, which implies total consideration of approximately $160 per AspenTech share, and a total transaction equity value of approximately $11 billion before synergies. The total implied per share consideration amount represents a premium of approximately 27% compared to AspenTech’s closing stock price on October 6, 2021, the last trading day prior to media speculation regarding a potential transaction, and a premium of approximately 26% to AspenTech’s 30-day VWAP on October 6, 2021. Including expected synergies, the total value increases to $176 per share, a 40% premium compared to AspenTech’s closing stock price on October 6, 2021. Upon completion of the transaction, Emerson will own 55% of the new AspenTech on a fully diluted basis and AspenTech shareholders will own 45%.

Conclusion of Strategic Process

Following a comprehensive review of AspenTech’s strategic opportunities to increase shareholder value, AspenTech’s Board concluded that Emerson is the ideal strategic partner for AspenTech and that this transaction structure provides the best opportunity to drive continued growth. Additionally, the transaction delivers immediate cash value to AspenTech shareholders, while also enabling them to participate in the long-term upside of new AspenTech.

New AspenTech Headquarters, Leadership and Governance

New AspenTech will be headquartered in Bedford, Massachusetts and Antonio Pietri, the current CEO of AspenTech, will be the CEO.

Following the close of the transaction, the Board of Directors of new AspenTech will consist of nine directors, five of whom will be designated by Emerson. Jill Smith, the current Chair of the Board of Directors AspenTech, will serve as Chair of the Board of Directors of new AspenTech.

Path to Completion

The transaction has been approved unanimously by Emerson’s Board of Directors, and by unanimous vote of those AspenTech directors present (one director was absent, but confirmed full support). The transaction is expected to close in the second calendar quarter of 2022 and is subject to approval by AspenTech shareholders, regulatory approvals and other customary closing conditions. Upon completion of the transaction, new AspenTech will trade on NASDAQ under ticker symbol AZPN.

Emerson’s 2021 Fiscal Year Performance Outlook

On August 4, 2021, Emerson provided fiscal year 2021 underlying sales guidance of 5% to 6% and adjusted EPS guidance of $4.06 to $4.08. Emerson is reaffirming this guidance and will provide complete results on November 3, 2021.

AspenTech Provides Preliminary Update on First Quarter Fiscal 2022 Results

AspenTech expects annual spend to be approximately $629 million at the end of the first quarter of fiscal 2022, which represents an increase of 5.5% compared to the first quarter of fiscal 2021.

# # #

Conference Call

The two companies will host a conference call today, October 11, 2021, at 7:30 AM CT / 8:30 AM ET to discuss the transaction. The live webcast can be accessed at emerson.com/financial or ir.aspentech.com. The webcast can also be accessed by dialing 1-800-242-0681 (domestic) or 1-412-858-5210 (international) and asking to join the Emerson call. A replay of the call will be available for 90 days. Associated presentation materials regarding the transaction will be available on the investor relations sections of Emerson’s website at emerson.com/financial or AspenTech’s website at ir.aspentech.com and https://aspentech.dealfacts.com/.

Advisors

Goldman Sachs & Co. LLC and Centerview Partners LLC are serving as financial advisors to Emerson, and Davis Polk & Wardwell LLP is serving as legal counsel. J.P. Morgan Securities LLC is serving as financial advisor to AspenTech, and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel.

About Emerson

Emerson (NYSE: EMR), headquartered in St. Louis, Missouri (USA), is a global technology and engineering company providing innovative solutions for customers in industrial, commercial and residential markets. Our Automation Solutions business helps process, hybrid and discrete manufacturers maximize production, protect personnel and the environment while optimizing their energy and operating costs. Our Commercial and Residential Solutions business helps ensure human comfort and health, protect food quality and safety, advance energy efficiency and create sustainable infrastructure. For more information visit Emerson.com.

About Aspen Technology

Aspen Technology (AspenTech) is a global leader in asset optimization software. Its solutions address complex, industrial environments where it is critical to optimize the asset design, operation and maintenance lifecycle. AspenTech uniquely combines decades of process modelling expertise with artificial intelligence. Its purpose-built software platform automates knowledge work and builds sustainable competitive advantage by delivering high returns over the entire asset lifecycle. As a result, companies in capital-intensive industries can maximize uptime and push the limits of performance, running their assets safer, greener, longer and faster. Visit AspenTech.com to find out more.

Additional Information and Where to Find It

In connection with the proposed transaction between Emerson Electric Co. (“Emerson”) and Aspen Technology, Inc. (“AspenTech”), a subsidiary of Emerson, Emersub CX, Inc. (“new AspenTech”), will prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a combined proxy statement/prospectus of new AspenTech and AspenTech (the “Combined Proxy Statement/Prospectus”). AspenTech and new AspenTech will prepare and file the Combined Proxy Statement/Prospectus with the SEC, and AspenTech will mail the Combined Proxy Statement/Prospectus to its stockholders and file other documents regarding the proposed transaction with the SEC. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents AspenTech and/or new AspenTech may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS, SECURITY HOLDERS OF EMERSON AND SECURITY HOLDERS OF ASPENTECH ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE COMBINED PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND THE OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED BY ASPENTECH OR NEW ASPENTECH WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Combined Proxy Statement/Prospectus and other documents filed with the SEC by AspenTech and/or new AspenTech without charge through the website maintained by the SEC at www.sec.gov or by contacting the investor relations department of Emerson or AspenTech:

Emerson	AspenTech
8000 West Florissant Avenue, P.O. Box 4100	20 Crosby Drive
St. Louis, MO 63136 www.emerson.com/en-us/investors Colleen Mettler, Vice President, Investor Relations (314) 553-2197 investor.relations@emerson.com	Bedford, MA 01730 http://ir.aspentech.com/ Brian Denyeau ICR Brian.Denyeau@icrinc.com

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation

Emerson, AspenTech, new AspenTech and certain of their respective directors and executive officers and other members of their respective management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, including a description of their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the Combined Proxy Statement/Prospectus and other relevant materials when it is filed with the SEC. Information regarding the directors and executive officers of Emerson is contained in Emerson’s proxy statement for its 2021 annual meeting of stockholders, filed with the SEC on December 11, 2020, its Annual Report on Form 10-K for the year ended September 30, 2020, which was filed with the SEC on November 16, 2020 and certain of its Current Reports filed on Form 8-K. Information regarding the directors and executive officers of AspenTech is contained in AspenTech’s proxy statement for its 2021 annual meeting of stockholders, filed with the SEC on December 9, 2020, its Annual Report on Form 10-K for the year ended June 30, 2021, which was filed with the SEC on August 18, 2021 and certain of its Current Reports filed on Form 8-K. These documents can be obtained free of charge from the sources indicated above.

Caution Concerning Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, are forward-looking statements, including: statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of new AspenTech following completion of the proposed transaction; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target” or other similar words or expressions or negatives of these words, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates or expectations will be achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward-looking statements.

Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others: (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of AspenTech may not be obtained; (2) the risk that the proposed transaction may not be completed in the time frame expected by Emerson, AspenTech or new AspenTech, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of new AspenTech following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the industrial software business of Emerson with the business of AspenTech; (6) the ability of new AspenTech to implement its business strategy; (7) difficulties and delays in achieving revenue and cost synergies of new AspenTech; (8) inability to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) potential litigation in connection with the proposed transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U.S. administration; (13) the ability of Emerson, AspenTech and new AspenTech to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; (14) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (15) actions by third parties, including government agencies; (16) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (17) the risk that disruptions from the proposed transaction will harm Emerson’s and AspenTech’s business, including current plans and operations; (18) certain restrictions during the pendency of the acquisition that may impact Emerson’s or AspenTech’s ability to pursue certain business opportunities or strategic transactions; (19) Emerson’s, AspenTech’s and new AspenTech’s ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; and (20) other risk factors as detailed from time to time in Emerson’s and AspenTech’s reports filed with the SEC, including Emerson’s and AspenTech’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the Combined Proxy Statement/Prospectus. While the list of factors presented here is, and the list of factors to be presented in the Combined Proxy Statement/Prospectus will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

Any forward-looking statements speak only as of the date of this communication. Neither Emerson, AspenTech nor new AspenTech undertakes any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Reconciliations of Non-GAAP Financial Measures – New Aspen Tech:

Adjusted EBITDA:

FY 2022
Income / (Loss) from operations (GAAP)	$(220)
Amortization of intangibles and depreciation	670
Stock-based compensation	40

Adjusted EBITDA (non-GAAP)	$490

The EBITDA associated with synergies of $110 million, which includes $40 million from cost synergies, is equal to GAAP Income / (Loss) from operations.

Reconciliations of Non-GAAP Financial Measures – Emerson:

Underlying Sales Change:

FY 2021
Reported (GAAP)	9% - 10%
(Favorable) / Unfavorable FX	(3)%
Acquisitions / Divestitures	(1)%

Underlying (non-GAAP)	5% - 6%

Adjusted Earnings Per Share:

FY 2021
Reported (GAAP)	$3.78 - $3.80
Restructuring	.24
OSI purchase accounting items and fees	.07
Equity investment gain	(.03)

Adjusted Earnings Per Share	$4.06 - $4.08

The EBITDA associated with synergies of $45 million is equal to GAAP Earnings before income taxes.

Contacts

For Emerson:	For AspenTech:
Investor Relations: Colleen Mettler (314) 553-2197 Colleen.mettler@emerson.com Media: Casey Murphy 217-414-5950 casey.murphy@fleishman.com	Investor Relations: Brian Denyeau ICR Brian.Denyeau@icrinc.com Media: Andrew Cole / Chris Kittredge / Frances Jeter Sard Verbinnen & Co. AspenTech-SVC@sardverb.com